                                                                   EXHIBIT 10.10

                           FIRST AMENDMENT TO LEASE
        BETWEEN WINDY PACIFIC PARTNERS AND PACIFIC MAILING CORPORATION


     THIS FIRST AMENDMENT TO LEASE (the "Amendment") is made and entered into as of December 22, 1995 by and between WINDY PACIFIC PARTNERS ("Lessor") and PACIFIC MAILING CORPORATION ("Lessee").

RECITALS:
--------

     A. Lessor and Lessee are parties to that certain lease (the "Lease") dated July 30, 1995 for a portion of the building on the real property commonly known as Lot #3, Dumbarton Business Center, Newark, California.

AGREEMENT
---------

     NOW, THEREFORE, Lessor and Lessee agree as follows:

     1. Amendment of Lease.  The following paragraph 62 is hereby added to the
        ------------------
        Lease:

          62.  Additional Premises.
               -------------------

               62.1  Premises:  Rent, during the Additional Premises Lease Term,
               --------------
               the Premises shall include the remainder of the Building (the "Additional Premises") and the Monthly Base Rent payable hereunder shall be increased by $14,333.

               62.2  Additional Premises Lease Term.  The additional Premises
               ------------------------------------
               Lease Term shall commence thirty (30) days after Lessor notifies Lessee that the improvements described in paragraph 62.3 below are substantially complete and ready for occupancy and continue for sixty (6) months.

               62.3  Improvements.  Lessor will construct the tenant
               ------------------
               improvements to the additional Premises in accordance with the plans prepared by Vance M. Brown & Sons, Inc., a copy of which is attached hereto as Exhibit A. All other work shall be at Lessee's cost and shall be subject to the terms of the work letter attached to the Lease.

               62.4  Base Rent Upon Execution; Security Deposit.  Concurrently
               -------------------------------------------------
               with the signing of this Amendment, Lessee is paying Lessor the sum of $28,666; $14,333 of which is payment of the first month's Base Rent with respect to the additional Premises and $14,333 of which is additional security deposit. The additional security deposit shall be held in accordance with paragraph 5 and returned to Lessee upon expiration of the Additional Premises Lease Term in accordance with the terms of paragraph 5.

     2.  Miscellaneous.  Except as amended herein, the Lease shall remain in
         -------------
full force and effect. Defined terms in the Lease shall have the same meaning in this Amendment unless otherwise defined herein. This Amendment constitutes the entire agreement between the parties with respect to the subject matter hereof.

     IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to Lease as of the date first set forth above.

LESSOR:                                  LESSEE:

Windy Pacific Partners,                  Pacific Mailing Corporation,
a general partnership                    a California corporation

By:  Windy Hill Investment Company,      By: /s/Michael Tuite
     Its:  Managing Partner                 -------------------------

                                         Its: President
     By:  /s/Willim J. Hurwick                -----------------------
          --------------------------
          William J. Hurwick

By:  California Pacific Commercial
     Corporation,
     a California corporation


     By:  /s/Daniel J. McGanney, III
          --------------------------------
          Daniel J. McGanney, III

                       DRAWING SHOWING SLICES 1 - 2 - 3
                             MARKED AS EXHIBIT "A"

Dumbarton Business Park    Office:        986 SF              December 18, 1995
Central Ave                Warehouse:  37,492 SF
Newark, CA                             ---------
                           Total:      38,478 SF

                                               TOTAL COST
1.  Carpentry/Miscellaneous                       $ 7,710  $0.20
2.  Door, Frames and Hardware                       4,200   0.11
3.  Glass and Glazing Interior                        600   0.02
4.  Metal Studs and Gyp Board                      13,298   0.35
5.  Casework                                        1,160   0.03
6.  Chain Link Fencing (2,000 SF)                   3,950   0.10
7.  Acoustic Ceilings                                 888   0.02
8.  Insulation                                        714   0.02
9.  Carpet/VCT/Sheetvinyl                           2,196   0.06
10. Painting                                        1,600   0.04
11. Toilet Partitions & Accessories                 2,200   0.06
12. Plumbing                                        8,860   0.23
13. Fire Sprinklers                                 5,834   0.15
14. HVAC                                            6,380   0.17
15. Electrical                                     24,240   0.63
16. Architectural & Structural Design Fees          2,500   0.06
                                                  -------  -----
     Sub Total                                    $83,830  $2.18
          Permit Fees (Allow)                       1,200   0.03
          Contractor's Fee                          4,192   0.11
                                                  -------  -----
                    TOTAL                         $89,222  $2.32

Exclusions:  Window Blinds; Security Systems, Telephone & Data Wiring.